UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  August 27, 2008

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01: Other Events
------------------------

The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.13 (thirteen cents) per share at its meeting held on August 26, 2008. The dividend is payable on September 30, 2008 to holders of record at the close of business on September 12, 2008.

Item 9.01:  Financial Statements and Exhibits
---------------------------------------------
(c)  Exhibits

     99.1  Press release dated August 27, 2008


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  August 27, 2008          By: /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                    Officer)

               TRICO BANCSHARES ANNOUNCES QUARTERLY CASH DIVIDEND



PRESS RELEASE                                     Contact:  Thomas J. Reddish
FOR IMMEDIATE RELEASE                             Executive Vice President & CFO
                                                  530) 898-0300



CHICO, Calif. - (August 27, 2008) - The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.13 (thirteen cents) per share at its meeting held on August 26, 2008. The dividend is payable on September 30, 2008 to holders of record at the close of business on September 12, 2008.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 33-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 25 in-store branch locations in 23 California counties, and as of June 30, 2008, had approximately $1.9 billion in assets. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 64 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.